UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) December 26, 2024

Rocket Companies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39432	84-4946470
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1050 Woodward Avenue Detroit, MI 48226
(Address of principal executive offices) (Zip Code)

(313) 373-7990
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.00001 per share	RKT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 26, 2024, Rocket Mortgage, LLC (the "Company"), a Michigan limited liability company and indirect subsidiary of Rocket Companies, Inc., as seller, Morgan Stanley Bank, N.A. ("Morgan Stanley Bank"), as buyer, and Morgan Stanley Mortgage Capital Holdings LLC ("Morgan Stanley Mortgage"), as agent for the buyer, entered into Amendment No. 1 to the Master Repurchase Agreement (the "MRA Amendment") and the related Amendment No. 1 to the Pricing Side Letter, which extended the expiration date of the existing Master Repurchase Agreement, dated as of May 7, 2024 by and between Morgan Stanley Bank, as buyer, Morgan Stanley Mortgage, as agent for the buyer, and the Company, as seller (as amended, the "Morgan Stanley Master Repurchase Agreement"), from May 6, 2026 to December 23, 2026, increased the facility amount from $1.0 billion to $1.5 billion and effectuated certain other technical changes to the Morgan Stanley Master Repurchase Agreement.

The foregoing description of the MRA Amendment does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the MRA Amendment, a copy of which will be filed with the annual report on Form 10-K of Rocket Companies, Inc. for the period ending December 31, 2024.

Following the execution of the MRA Amendment and the related Amendment No. 1 to the Pricing Side Letter for the Morgan Stanley Master Repurchase Agreement, as of December 26, 2024, the total funding capacity of the Company, including pursuant to all master repurchase agreements, early funding facilities, unsecured lines of credit, MSR lines of credit and early buy out facilities, was $27.5 billion. This figure compares with $24.5 billion as of September 30, 2024 and $24.3 billion as of December 31, 2023.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 above is hereby incorporated in this Item 2.03 by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 2, 2025

ROCKET COMPANIES, INC.

By:	/s/ Tina V. John
Name:	Tina V. John
Title:	Executive Legal Counsel and Secretary